Financial Instruments-risk management	12 Months Ended
Dec. 31, 2024
Financial Instruments-risk management
Financial Instruments-risk management

Note 3     Financial Instruments-risk management

The Group is exposed through its operations to the following financial risks:

●	Currency risk
●	Price risk
●	Credit risk– concentration
●	Funding and liquidity risk
●	Interest rate risk
●	Capital risk

The policy for managing these risks is set by the Board of Directors. Certain risks are managed centrally, while others are managed locally following guidelines communicated from the corporate department. The policy for each of the above risks is described in more detail below.

Currency risk

In Colombia, Ecuador and Argentina the functional currency is the U.S. Dollar. The fluctuation of the local currencies of these countries against the U.S. Dollar, except for Ecuador where the local currency is the U.S. Dollar, does not impact the loans, costs and revenue held in U.S. Dollars; but it does impact receivables, payables and costs originated in local currency mainly corresponding to VAT, income tax, labor costs and local services.

The Group minimises the local currency positions in Colombia and Argentina by seeking to balance local and foreign currency assets and liabilities. However, tax receivables (VAT) seldom match with local currency liabilities. Therefore, the Group maintains a net exposure to them, except for what it is described below.

From time to time, the Group enters into derivative financial instruments in order to anticipate any currency fluctuation with respect to income taxes to be paid during the first half of the following year. In January 2023, GeoPark entered into derivative financial instruments (zero-premium collars) with local banks in Colombia, for an amount equivalent to US$ 38,000,000, in order to anticipate any currency fluctuation with respect to a portion of the estimated income taxes to be paid in April and June 2023. Additionally, in November 2024, GeoPark entered into a derivative financial instrument (zero-premium collars) with a local bank in Colombia, for an amount equivalent to US$ 50,000,000, in order to anticipate any currency fluctuation with respect to a portion of the estimated income taxes to be paid in May and June 2025.

Most of the Group’s assets held in those countries are associated with oil and gas productive assets. Those assets, even in the local markets, are generally settled in U.S. Dollar equivalents.

During 2024, the Colombian Peso devalued by 15% (revalued by 21% in 2023 and devaluated by 21% in 2022) and the Argentine Peso devalued by 28% (356% and 72% in 2023 and 2022, respectively), all against the U.S. Dollar.

If the Colombian Peso and the Argentine Peso had each devalued an additional 10% against the U.S. Dollar at year-end, with all other variables held constant, post-tax profit for the year would have been higher by US$ 11,404,000 (US$ 13,971,000 in 2023 and US$ 14,695,000 in 2022).

In Brazil, the functional currency is the local currency, which is the Brazilian Real. The fluctuation of the U.S. Dollar against the Brazilian Real does not impact the loans, costs and revenues held in Brazilian Real; but it does impact the balances denominated in U.S. Dollar. Such is the case of the provision for asset retirement obligation and the lease liabilities.

During 2024, the Brazilian Real devalued by 28% against the U.S. Dollar (revalued by 7% in both 2023 and 2022). If the Brazilian Real had devalued an additional 10% against the U.S. Dollar at year-end, with all other variables held constant, post-tax profit for the year would have been lower by US$ 843,000 (US$ 728,000 in 2023 and US$ 726,000 in 2022).

As currency rate changes between the U.S. Dollar and the local currencies, the Group recognizes gains and losses in the Consolidated Statement of Income.

Price risk

The realized oil price for the Group is linked to U.S. Dollar denominated crude oil international benchmarks. The market price of this commodity is subject to significant volatility and has historically fluctuated widely in response to relatively minor changes in the global supply and demand for oil, the geopolitical landscape, armed conflicts, the economic conditions and a variety of additional factors. The main factors affecting realized prices for gas sales vary across countries with some closely linked to international references while others are more domestically driven.

In Colombia, the realized oil price is based on Brent, adjusted by a differential linked to either the Vasconia crude reference price, a marker broadly used in the Llanos Basin, or the Oriente crude reference price, a marker broadly used for crude sales in Esmeraldas, Ecuador. The Oriente reference is specifically used for crude oil from the Putumayo Basin that is transported through Ecuador. In both basins, the reference price is further adjusted for marketing and quality discounts, considering factors such as API gravity, viscosity, sulphur content, delivery point and transport costs.

In Ecuador, the oil price is linked to Brent and adjusted by a differential that varies month to month and resembles Oriente crude reference.

In Brazil, prices for gas produced in the Manati field are based on a long-term off-take contract with Petrobras. The price of gas sold under this contract is denominated in Brazilian Real and is adjusted annually for inflation pursuant to the Brazilian General Market Price Index (Indice Geral de Preços do Mercado), or IGPM.

GeoPark seeks to partially mitigates its exposure to crude oil price volatility using derivatives by hedging a portion of its production for a limited period going forward. The Group uses a combination of options to manage its exposure to commodity price risk, which considers forecasted production and budget price levels, among other factors. GeoPark has also obtained credit lines from different counterparties to minimize the potential cash exposure of the derivative contracts (see Note 8).

If oil and gas prices had fallen by 10% compared to actual prices during the year, with all other variables held constant, considering the impact of the derivative contracts in place, post-tax profit for the year would have been lower by US$ 24,844,000 (US$ 32,335,000 in 2023 and US$ 47,330,000 in 2022).

Credit risk– concentration

The Group’s credit risk relates mainly to accounts receivable where the credit risks correspond to the recognized values of commodities sold or hedged. GeoPark considers that there is no significant risk associated to the Group’s major customers and hedging counterparties.

In Colombia, GeoPark allocates its sales on a competitive basis to industry leading participants including traders and other producers. During 2024, the oil and gas production was sold to three clients which concentrate 95% of the Colombian subsidiaries’ revenue, accounting for 89% of the consolidated revenue (96% and 89% of the Colombian subsidiaries’ revenue, accounting for 97% and 99% of the consolidated revenue in 2023 and 2022). Delivery points include wellhead and other locations on the Colombian pipeline system for the Llanos Basin production. The Putumayo Basin production is delivered to clients FOB in Esmeraldas, Ecuador, and to the Colombian pipeline system in case of contingencies in Ecuador that affect the transport through the Ecuadorian pipeline system. The outstanding contracts for Colombian production extend through June 2025, July 2025 and June 2027. GeoPark manages its counterparty credit risk associated to sales contracts by periodic evaluation of the counterparties’ credit profile and, in certain contracts, including early payment conditions to minimize the exposure, such as the agreements with Vitol and Trafigura (see Note 30).

In Ecuador, oil is transported through the Ecuadorian pipeline system, with Esmeraldas as the delivery point, and 100% of the sales are exported on a competitive basis to industry leading participants including traders and other producers. Sales of crude oil in Ecuador accounted for 4.6% of the consolidated revenue in 2024 (3% and 1% in 2023 and 2022).

In Brazil, all the gas from the Manati field is sold to Petrobras, the State-owned company, which is also the operator of the Manati field (0.4% of the consolidated revenue in 2024, and 2% in 2023 and 2022).

GeoPark Limited has entered into a crude purchase agreement with an oil producer in the Putumayo Basin. The volumes purchased are transported and exported alongside the Group’s Putumayo Basin production. Sales of crude oil purchased from third parties accounted for 1% of the consolidated revenue in 2024 and 2023.

The forementioned companies all have a good credit standing and despite the concentration of the credit risk, the Directors do not consider there to be a significant collection risk.

GeoPark executes oil prices hedges via over-the-counter derivatives. Should oil prices drop, the Group could stand to collect from its counterparties under the derivative contracts. The Group’s hedging counterparties are leading financial institutions and trading companies; therefore the Directors do not consider there to be a significant collection risk. See disclosure in Notes 8 and 24.

The credit risk of cash in bank and bank deposits is limited since the counterparties are banks with high credit ratings. As of December 31, 2024, 98% of cash and cash equivalents were maintained in banks ranked within investment grade category.

Funding and Liquidity risk

In the past, the Group has been able to raise capital through different sources of funding including equity, strategic partnerships and financial debt.

At the end of 2024, the Group maintained a cash position of US$ 276,750,000, had access to up to US$ 100,000,000 of committed funding from Trafigura (see Note 30.2), a US$ 100,000,000 senior unsecured credit agreement with Banco BTG Pactual S.A. and Banco Latinoamericano de Comercio Exterior S.A. and US$ 262,654,000 in uncommitted credit lines (including US$ 160,000,000 in Argentina), and 98% of its total indebtedness maturing in January 2027. In addition, the Group has a large portfolio of attractive and largely discretional projects - both oil and gas - in multiple countries with net average production of 33,937 boepd for the year ended December 31, 2024. This scale and positioning permit the Group to protect its financial condition and selectively allocate capital to the optimal projects subject to prevailing macroeconomic conditions.

The Indentures governing the Company Notes 2027 include incurrence test covenants related to compliance with certain thresholds of Net Debt to Adjusted EBITDA ratio and Adjusted EBITDA to Interest ratio. Failure to comply with the incurrence test covenants does not trigger an event of default. However, this situation may limit the Group’s capacity to incur additional indebtedness, as specified in the indentures governing the Notes. As of the date of these Consolidated Financial Statements, the Group is in compliance with all the indentures’ provisions and covenants.

During the third quarter of 2024, GeoPark Argentina S.A., obtained an “AA+(arg)” credit rating from Fitch Ratings’ local Argentine affiliate, FIX, and received approval from the Argentinian securities regulator (Comisión Nacional de Valores, or “CNV” by its Spanish acronym) for the creation of a program to issue up to US$ 500,000,000 in debt securities over the following five years, providing strategic financial flexibility to support the future development of the Argentinian assets in the Vaca Muerta shale formation.

On December 3, 2024, GeoPark Argentina S.A. executed a promissory note with AdCap Securities Argentina S.A. for Argentine Pesos 9,866,571,337 (U.S. Dollar linked), equivalent to US$ 10,000,000, minus interests and other issuance costs, which were deducted at the execution date. The interest rate is 3% per annum and final maturity will be July 3, 2025. The funds collected from this transaction were mainly used for making an additional advance payment for the acquisition of midstream capacity in Argentina of US$ 4,988,000 plus VAT.

In addition to that, after the balance sheet date, the Company successfully placed senior notes in a principal amount of US$ 550,000,000. The senior notes were priced at 100% and carry a coupon of 8.75% per annum (yield 8.75% per annum). Final maturity of the senior notes will be January 31, 2030. See more information in Note 37.1.

Interest rate risk

The Group’s interest rate risk could arise from long-term debt issued at variable rates, which would expose the Group to interest rate risk.

The Group does not currently face interest rate risk on its US$ 500,000,000 senior notes which carry a fixed rate coupon of 5.50% per annum and mature in January 2027. Additionally, the latest issuance of US$ 550,000,000 senior notes in January 2025 also carries a fixed coupon of 8.75% per annum and matures in January 2030. Consequently, the accruals and interest payments are not substantially affected by changes in prevailing interest rates.

As of December 31, 2024, the outstanding debt affected by a variable rate is the prepayment received from Vitol in November 2024 (see Note 30.1) of US$ 152,000,000. Between February and March 2025, GeoPark repaid US$ 126,370,000 in cash and US$ 6,399,000 in kind from that amount, reducing significantly its exposure to interest rate risk.

If the variable interest rate had increased by 10% compared to the actual rate during the period in which the debt was outstanding, with all other variables held constant, post-tax profit for the year would have been lower by US$ 44,000.

As of December 31, 2024, there were no other outstanding debt affected by a variable rate.

Capital risk

The Group’s objectives when managing capital are to safeguard the Group’s ability to continue as a going concern in order to provide returns for shareholders and benefits for other stakeholders and to maintain an optimal capital structure to reduce the cost of capital. The Group manages its capital structure and makes adjustments in light of changes in economic conditions, operating risks and working capital requirements. To maintain or adjust its capital structure, the Group may issue or buy back shares, change its dividend policy, raise or refinance debt and/or adjust its capital expenditures to manage its operating and growth objectives. Additionally, the Group utilizes a planning, budgeting and forecasting process to help determine and monitor the funds needed to maintain appropriate liquidity for operational, capital and financial needs.

As of December 31, 2024 and 2023, GeoPark is in compliance with the debt covenant ratios associated with the Company’s Notes due 2027. See Note 26.

The following table summarizes the Group’s capital structure balances:

Amounts in US$‘000	2024	2023
Total Equity	203,291	176,020
Net Debt (a)	389,583	367,945
Working capital (b)	61,438	39,184
a)	Calculated as total debt, including ‘current and non-current borrowings’ as shown in the Consolidated Statement of Financial Position, plus the prepayment received from Vitol (see Note 30.1), less cash and cash equivalents.
b)	Calculated as ‘current assets’ less ‘current liabilities’.